Exhibit 99.1

HUDSON HIGHLAND GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

The unaudited pro forma consolidated condensed statements of operations of Hudson Highland Group, Inc. (the “Company”) for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 reflect the sale (the “Sale”) of the Company’s energy and engineering staffing business. The unaudited pro forma consolidated condensed statements of operations give effect to the Sale as if it occurred on January 1, 2006. The unaudited pro forma financial information is based on the historical financial statements of the Company after giving effect to the Sale and is not necessarily indicative of the financial position or results of operations of the Company that would have actually occurred had the Sale occurred as of January 1, 2006. The unaudited pro forma consolidated condensed financial statements have been prepared based on preliminary estimates. In the opinion of management, all adjustments have been made that are necessary to present fairly the unaudited pro forma financial information. The unaudited pro forma consolidated condensed statements of operations should be read in conjunction with the Company’s Form 8-K filed with the Securities and Exchange Commission on February 6, 2008 and the historical financial statements included in its Form 10-K for the year ended December 31, 2006 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2006, June 30, 2006, September 30, 2006, March 31, 2007, June 30, 2007 and September 30, 2007.

Restatement

As previously disclosed in the Company’s Current Report on Form 8-K filed on February 4, 2008, the Company has concluded that it will restate the consolidated financial statements in its previously issued Annual Report on Form 10-K for the year ended December 31, 2006 and Quarterly Reports on Form 10-Q for the quarters ended September 30, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007. The Company will include the restated financial information in a filing with the Securities and Exchange Commission prior to or in connection with timely filing its Annual Report on Form 10-K for the year ended December 31, 2007.

The restatement relates to the timing of recording contingent payments related to the acquisition of Balance Ervaring Op Projectbasis B.V. (“Balance”) and to expense a portion of the contingent payments, including €1.3 million that was previously recorded as goodwill when the amount was paid in the second quarter of 2007. The restatement results in an increase in the Company’s and the Hudson Europe segment’s reported operating expenses and an equivalent reduction in EBITDA, operating income, income from continuing operations and net income for each of the periods as follows:

Three months ended September 30, 2006	$0.8 million ($0.03 per basic and diluted share)
Three months ended December 31, 2006	$0.9 million ($0.03 per basic and diluted share)
Three months ended March 31, 2007	$0.3 million ($0.01 per basic and diluted share)
Three months ended June 30, 2007	$0.3 million ($0.01 per basic and diluted share)
Three months ended September 30, 2007	$0.3 million ($0.01 per basic and diluted share)
Three months ended December 31, 2007	$0.8 million ($0.03 per basic and diluted share)

The financial information herein has been restated to reflect this restatement.

Discontinued Operations

On December 14, 2007, the Company completed the sale of all of the outstanding shares of its Netherlands reintegration subsidiary, Hudson Human Capital Solutions B.V. (“HHCS”). On October 2, 2007, certain of the Company’s subsidiaries entered into a purchase agreement to sell Hudson Asia Pacific’s trade and industrial business (“T&I”). The financial information herein for the three months ended March 31, 2006, June 30, 2006, September 30, 2006, December 31, 2006, March 31, 2007, June 30, 2007, September 30, 2007 and December 31, 2007 (called “restated” in the unaudited pro forma consolidated condensed statements of operations) have been restated to reflect HHCS and T&I as discontinued operations. In the attached unaudited pro forma consolidated condensed statements of operations, “Pro Forma Adjustments” reflects the Sale and “Pro Forma Results” reflects the information for the company’s ongoing operations. Unaudited pro forma financial information for the sales of HHCS and T&I were included in a Current Report on Form 8-K filed December 19, 2007 and October 29, 2007, respectively.

HUDSON HIGHLAND GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

	For the Three Months Ended March 31, 2006
	Restated	Pro Forma Adjustments (A)	Pro Forma Results
Revenue	$312,302	$(37,768)	$274,534
Direct costs	204,900	(33,351)	171,549

Gross margin	107,402	(4,417)	102,985
Operating expenses:
Selling, general and administrative expenses	111,120	(3,624)	107,496
Acquisition-related expenses	—	—	—
Depreciation and amortization	4,079	(32)	4,047
Business reorganization expenses	—	—	—
Merger and integration recoveries	—	—	—

Operating loss	(7,797)	(761)	(8,558)
Other income (expense):
Other, net	926	5	931
Interest, net	(382)	—	(382)

Loss from continuing operations before provision for income taxes	(7,253)	(756)	(8,009)
Provision for income taxes	1,379	—	1,379

Loss from continuing operations	$(8,632)	$(756)	$(9,388)

Basic and diluted per share:
Loss from continuing operations	$(0.36)		$(0.39)

Weighted average shares outstanding:
Basic and diluted	24,224,000		24,224,000

The accompanying note is an integral part of this financial statement.

HUDSON HIGHLAND GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

	For the Three Months Ended June 30, 2006
	Restated	Pro Forma Adjustments(A)	Pro Forma Results
Revenue	$336,370	$(38,968)	$297,402
Direct costs	211,277	(33,752)	177,525

Gross margin	125,093	(5,216)	119,877
Operating expenses:
Selling, general and administrative expenses	116,282	(3,677)	112,605
Acquisition-related expenses	—	—	—
Depreciation and amortization	3,936	(29)	3,907
Business reorganization expenses	658	(2)	656
Merger and integration expenses	72	(11)	61

Operating income	4,145	(1,497)	2,648
Other income (expense):
Other, net	144	5	149
Interest, net	(763)	—	(763)

Income from continuing operations before provision for income taxes	3,526	(1,492)	2,034
Provision for income taxes	2,409	—	2,409

Income (loss) from continuing operations	$1,117	$(1,492)	$(375)

Earnings (loss) per share:
Basic income (loss) from continuing operations	$0.05		$(0.02)
Diluted income (loss) from continuing operations	$0.04		$(0.02)

Weighted average shares outstanding:
Basic	24,414,000		24,414,000
Diluted	25,172,000		24,414,000

The accompanying note is an integral part of this financial statement.

HUDSON HIGHLAND GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

	For the Three Months Ended September 30, 2006
	Restated	Pro Forma Adjustments(A)	Pro Forma Results
Revenue	$337,165	$(37,648)	$299,517
Direct costs	213,472	(32,282)	181,190

Gross margin	123,693	(5,366)	118,327
Operating expenses:
Selling, general and administrative expenses	112,913	(3,549)	109,364
Acquisition-related expenses	829	—	829
Depreciation and amortization	3,757	(25)	3,732
Business reorganization expenses	2,089	(27)	2,062
Merger and integration expenses	14	—	14

Operating income	4,091	(1,765)	2,326
Other income (expense):
Other, net	725	2	727
Interest, net	(662)	—	(662)

Income from continuing operations before provision for income taxes	4,154	(1,763)	2,391
Provision for income taxes	1,994	—	1,994

Income from continuing operations	$2,160	$(1,763)	$397

Basic and diluted per share:
Income from continuing operations	$0.09		$0.02

Weighted average shares outstanding:
Basic	24,574,000		24,574,000
Diluted	25,023,000		25,023,000

The accompanying note is an integral part of this financial statement.

HUDSON HIGHLAND GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

	For the Three Months Ended December 31, 2006
	Restated	Pro Forma Adjustments(A)	Pro Forma Results
Revenue	$324,525	$(38,104)	$286,421
Direct costs	201,398	(33,043)	168,355

Gross margin	123,127	(5,061)	118,066
Operating expenses:
Selling, general and administrative expenses	109,524	(3,235)	106,289
Acquisition-related expenses	858	—	858
Depreciation and amortization	8,141	(24)	8,117
Business reorganization expenses	3,301	(4)	3,297
Merger and integration expenses	287	—	287

Operating income (loss)	1,016	(1,798)	(782)
Other income (expense):
Other, net	(225)	2	(223)
Interest, net	173	—	173

Income (loss) from continuing operations before provision for income taxes	964	(1,796)	(832)
Benefit from income taxes	(2,011)	—	(2,011)

Income from continuing operations	$2,975	$(1,796)	$1,179

Basic and diluted per share:
Income from continuing operations	$0.12		$0.05

Weighted average shares outstanding:
Basic	24,668,000		24,668,000
Diluted	25,346,000		25,346,000

The accompanying note is an integral part of this financial statement.

HUDSON HIGHLAND GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

	For the Three Months Ended March 31, 2007
	Restated	Pro Forma Adjustments(A)	Pro Forma Results
Revenue	$324,407	$(36,257)	$288,150
Direct costs	201,678	(31,271)	170,407

Gross margin	122,729	(4,986)	117,743
Operating expenses:
Selling, general and administrative expenses	116,713	(3,748)	112,965
Acquisition-related expenses	298	—	298
Depreciation and amortization	3,717	(22)	3,695
Business reorganization expenses	3,116	—	3,116
Merger and integration expenses	—	—	—

Operating loss	(1,115)	(1,216)	(2,331)
Other income (expense):
Other, net	2,606	1	2,607
Interest, net	212	—	212

Loss from continuing operations before provision for income taxes	1,703	(1,215)	488
Provision for income taxes	2,266	—	2,266

Loss from continuing operations	$(563)	$(1,215)	$(1,778)

Basic and diluted per share:
Loss from continuing operations	$(0.02)		$(0.07)

Weighted average shares outstanding:
Basic and diluted	24,919,000		24,919,000

The accompanying note is an integral part of this financial statement.

HUDSON HIGHLAND GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

	For the Three Months Ended June 30, 2007
	Restated	Pro Forma Adjustments(A)	Pro Forma Results
Revenue	$334,313	$(35,785)	$298,528
Direct costs	199,347	(31,023)	168,324

Gross margin	134,966	(4,762)	130,204
Operating expenses:
Selling, general and administrative expenses	122,184	(4,206)	117,978
Acquisition-related expenses	3,853	—	3,853
Depreciation and amortization	3,874	(20)	3,854
Business reorganization expenses	1,578	—	1,578
Merger and integration expenses	(42)	—	(42)

Operating income	3,519	(536)	2,983
Other income (expense):
Other, net	(22)	3	(19)
Interest, net	435	—	435

Income from continuing operations before provision for income taxes	3,932	(533)	3,399
Provision for income taxes	4,491	—	4,491

Loss from continuing operations	$(559)	$(533)	$(1,092)

Basic and diluted per share:
Loss from continuing operations	$(0.02)		$(0.04)

Weighted average shares outstanding:
Basic and diluted	25,247,000		25,247,000

The accompanying note is an integral part of this financial statement.

HUDSON HIGHLAND GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

	For the Three Months Ended September 30, 2007
	Restated	Pro Forma Adjustments(A)	Pro Forma Results
Revenue	$337,652	$(35,739)	$301,913
Direct costs	203,133	(31,202)	171,931

Gross margin	134,519	(4,537)	129,982
Operating expenses:
Selling, general and administrative expenses	122,879	(3,920)	118,959
Acquisition-related expenses	311	—	311
Depreciation and amortization	3,563	(20)	3,543
Business reorganization expenses	(56)	—	(56)
Merger and integration expenses	(753)	—	(753)

Operating income	8,575	(597)	7,978
Other income (expense):
Other, net	1,096	3	1,099
Interest, net	(142)	—	(142)

Income from continuing operations before provision for income taxes	9,529	(594)	8,935
Provision for income taxes	5,721	—	5,721

Income from continuing operations	$3,808	$(594)	$3,214

Earnings per share:
Basic income per share from continuing operations	$0.15		$0.13
Diluted income per share from continuing operations	$0.15		$0.12

Weighted average shares outstanding:
Basic	25,443,000		25,443,000
Diluted	26,058,000		26,058,000

The accompanying note is an integral part of this financial statement.

HUDSON HIGHLAND GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(in thousands, except share and per share amounts)

	For the Three Months Ended December 31, 2007
	Restated	Pro Forma Adjustments(A)	Pro Forma Results
Revenue	$328,940	$(38,456)	$290,484
Direct costs	194,541	(34,041)	160,500

Gross margin	134,399	(4,415)	129,984
Operating expenses:
Selling, general and administrative expenses	119,944	(3,433)	116,511
Acquisition-related expenses	837	—	837
Depreciation and amortization	3,552	(20)	3,532
Business reorganization expenses	(276)	—	(276)
Merger and integration expenses	8	—	8

Operating income	10,334	(962)	9,372
Other income (expense):
Other, net	(243)	1	(242)
Interest, net	195	—	195

Income from continuing operations before provision for income taxes	10,286	(961)	9,325
Provision for income taxes	4,762	—	4,762

Income from continuing operations	$5,524	$(961)	$4,563

Earnings per share:
Basic income per share from continuing operations	$0.22		$0.18
Diluted income per share from continuing operations	$0.21		$0.18

Weighted average shares outstanding:
Basic	25,479,000		25,479,000
Diluted	25,781,000		25,781,000

The accompanying note is an integral part of this financial statement.

HUDSON HIGHLAND GROUP, INC.

NOTE TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

Note 1. Pro Forma Adjustments

The accompanying unaudited pro forma consolidated condensed financial statements give effect to the following pro forma adjustments necessary to reflect the disposition and discontinuation of operations of the Company’s engineering and technical staffing division as outlined in the proceeding introduction as if the disposition occurred on January 1, 2006 in the unaudited pro forma consolidated condensed statements of operations.

(A)	Reduction of revenue and expenses are the result of the disposition of the Company’s energy and engineering staffing business. These amounts do not consider an allocation of corporate overhead to the companies that are to be divested, and therefore, selling general and administrative expenses do not reflect any potential reductions in costs in response to this change in the Company.